Supplement dated March 1, 2001 to
Mosaic Tax-Free Trust Prospectus dated February 1, 2001

Pending shareholder approval and regulatory review, the Tax-Free Maryland Fund will be merged into the Tax-Free National Fund effective May 1, 2001. Therefore, if the merger is consummated as proposed, the Tax-Free Maryland Fund will not be offered after April 30, 2001.